UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

_______________

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 26, 2005

BRINKER INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10275	74-1914582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6820 LBJ Freeway Dallas, Texas		75240
(Address of Principal Executive Offices)		(Zip Code)

(972) 980-9917
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

 Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

 Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 5.05.     Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 26, 2005, Brinker International, Inc. (the "Company") amended and restated the code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions (the "Code of Conduct and Ethical Business Policy" or the "Ethics Policy").  Among other things, the Company's Code of Conduct and Ethical Business Policy was amended to clarify the following provisions:

  procedures identifying to whom and when potential violations of the Ethics Policy should be reported;

  conflicts of interest that may make it difficult for an employee to perform his or her Company work objectively and effectively;

  the duty owed to the Company to advance its business interests when the opportunity to do so arises;

  the need to maintain the confidential nature of proprietary information about the Company and third parties with which the Company does business;

  the need to be familiar with and comply with the Company's disclosure controls and procedures and internal control over financial reporting;

  the importance of maintaining the Company's books and records in a accurate, reliable and timely manner;

  the proper use of the Company's property; and

  the importance of being familiar with and obeying all federal, state and local laws and regulations while conducting business on behalf of the Company.

The foregoing summary of the amendments to the Company's Ethics Policy does not purport to be complete and is subject to and qualified in its entirety by reference to the text of such policy.  A copy of the Code of Conduct and Ethical Business Policy, as amended and restated, is attached hereto as Exhibit 14 and is incorporated by reference into this Item 5.05.  The Company has also posted its Ethics Policy, as amended and restated, on its website at http://www.brinker.com/corp_gov/ethical_business_policy.asp.

ITEM 9.01   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.            Description

      14                   Brinker International Code of Conduct and Ethical Business Policy effective as of May 26,
                             2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2005	BRINKER INTERNATIONAL, INC. By: /s/ Roger F. Thomson
Roger F. Thomson,
Executive Vice President, Chief
Administrative Officer, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.            Description

      14                   Brinker International Code of Conduct and Ethical Business Policy effective as of May 26,
                              2005.